UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 31, 2024

 Date of Report (Date of earliest event reported)

Hamilton Insurance Group, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-41862	98-1153847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wellesley House North, 1st Floor 90 Pitts Bay Road Pembroke Bermuda (Address of principal executive offices) HM 08 (Zip Code)

(441) 405-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common shares, par value $0.01 per share	HG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Resignation and Appointment of Directors

Pursuant to Hopkins Holdings LLC's right to appoint a director to the Board of Directors (the “Board”) of Hamilton Insurance Group, Ltd. (the “Company”) under the shareholders agreement dated as of November 14, 2023 between the Company and the parties named therein, on May 30, 2024, Hopkins Holdings LLC, notified the Company of its removal, without cause, of Antonio Ursano Jr. as its shareholder director on the Board of the Company and its appointment of Bradley E. Cooper to the Board, each effective June 1, 2024.

Mr. Cooper is the Managing Partner of Capital Z Partners (“Capital Z”), a private equity fund focused on investing in the financial services sector. Prior to founding Capital Z in 1990, Mr. Cooper was an investment banker in the Financial Institutions Group of Salomon Brothers (now Citigroup). Mr. Cooper has extensive Board experience with both publicly traded and privately held companies, having served on, and chaired many committees. Mr. Cooper has also been on the Board of non-profit Make-A-Wish Foundation of Metro New York for 16 years, the final three as Chair.

As a shareholder director, Mr. Cooper serves on the Board without compensation by the Company, however, the Company will reimburse Mr. Cooper for reasonable and necessary out-of-pocket expenses incurred in attending board and committee meetings or performing other services for the Company in his capacity as a director.

Mr. Cooper is not a party to any transaction with the Company required to be disclosed under Item 404(a) of Regulation S-K.

Item 7.01 - Regulation FD Disclosure

The Company issued a press release on May 31, 2024 announcing the director resignation and appointment described in Item 5.02 above. A copy of the press release making this announcement is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated May 31, 2024 issued by the Company
101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in Inline XBRL.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2024		HAMILTON INSURANCE GROUP, LTD.

	By:	/s/ Gemma Carreiro
Gemma Carreiro
Group General Counsel